CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Portfolios (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 6, 2005            /s/ George R. Aylward
     -----------------------     -----------------------------------
                                 George R. Aylward, Executive Vice President
                                 (principal executive officer)


I, Nancy G. Curtiss, Chief Financial Officer and Treasurer of Phoenix Portfolios (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 28, 2005           /s/ Nancy G. Curtiss
     -----------------------     -----------------------------------------------
                                 Nancy G. Curtiss, Chief Financial Officer
                                 and Treasurer
                                 (principal financial officer)